Exhibit 99.2

SECURITIES ACQUISITION AGREEMENT

This Securities Acquisition Agreement, dated as of December 18, 2015 (this “Agreement”), is by and between Tyme Technologies, Inc., a Delaware corporation with its principal offices at 48 Wall Street, Suite 1100, New York, NY 10005 (the “Company”), and Moritt Hock & Hamroff LLP, a New York limited liability partnership with its principal offices at 400 Garden City Plaza, Garden City, New York 11530 (“MHH”).

WHEREAS, the Company has payables due and owing to MHH for the rendering of legal services to the Company;

WHEREAS, the Company has offered to MHH to satisfy the $200,000 of such payables due and owing MHH (the “Subject Payables”) in exchange for the issuance of certain equity securities of the Company;

WHEREAS, MHH has agreed to accept such equity securities in satisfaction of the Subject Payables, on the terms and subject to the conditions as set forth in this Agreement; and

WHEREAS, the Company desires to issue and deliver to MHH an aggregate of (x) 50,000 shares (each, a “Share”) of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company and (y) 29,767 common stock purchase warrants, as more fully described below, and MHH desires to receive and acquire 50,000 Shares and 29,767 Warrants in consideration of MHH’s satisfaction of the Subject Payables (the “Consideration”), all on the terms and subject to the conditions as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.           Definitions. In addition to those capitalized terms otherwise defined in this Agreement, as used in this Agreement, the following capitalized terms shall have the following respective meanings:

(a)           “Affiliate” of a party, means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose, “control” shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

(b)          “Business Day” means any calendar day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required to be closed.

(c)           “Closing Date” means the date of the Closing (as defined below) of MHH’s acquisition of the Shares and Warrants hereunder.

(d)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

(e)            “SEC” means the Securities and Exchange Commission.

(f)            “SEC Filings” means those reports and filings made by the Company with the SEC on or after March 5, 2015, the date on which the Company consummated a reverse triangular merger with Tyme Inc. (“Tyme”) pursuant to which the Company succeeded to the business of Tyme.

(g)           “Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

(h)           “Warrant” means a common stock purchase warrant entitling the holder thereof to purchase one share of Common Stock (each, a “Warrant Share”) at an initial exercise price of $5.00 per Warrant Share (subject to adjustment) at any time during the period commencing on the Closing Date and terminating on the tenth anniversary of the Closing Date. The Warrants shall be evidenced by one or more warrant certificates substantially in the form attached as Exhibit A to this Agreement (each, a “Warrant Certificate”).

2.            Issuance and Receipt of the Shares.

2.1          Issuance and Receipt. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and deliver to MHH and MHH hereby agrees to receive and acquire from the Company, at the Closing, 50,000 Shares and 29,767 Warrants for the Consideration. The Company agrees and acknowledges that after the satisfaction of the Subject Payables for the Consideration, the Company will still have outstanding MHH legal fees, both billed and unbilled.

2.2          Closing.

(a)           Subject to the satisfaction or waiver of the conditions set forth in Section 5 of this Agreement, the issuance, delivery, receipt and acquisition of the Shares and Warrants (collectively, the “Securities”) shall take place at a closing (the “Closing”) at the offices of MHH, 400 Garden City Plaza, Garden City, NY 11530, at 1:00 p.m. (local time), on December 18, 2015, or such other place, date and/or time as mutually acceptable to all of the parties hereto.

(b)           At the Closing, (i) the Company shall deliver to MHH (x) a stock certificate representing the Shares being acquired by MHH pursuant to this Agreement (the “Stock Certificate”) and (y) a Warrant Certificate representing the Warrants being acquired and received by MHH pursuant to this Agreement, and (ii) MHH shall deliver to the Company and a written document, duly executed by MHH, confirming the satisfaction of the Subject Payables due and owing to MHH (the “Written Confirmation”).

3.           Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to MHH as of the Closing Date as follows:

3.1          Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company taken as a whole. The Company has all requisite corporate power and authority to carry on its business as now being conducted.

3.2           Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, of which 86,026,371 shares are outstanding on the date hereof, and 10,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares are outstanding on the date hereof. Except as set forth in the SEC Filings, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

3.3           Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Company, each of this Agreement and the Warrant Certificates shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement, issue the Warrants and to carry out and perform its obligations under the terms of this Agreement.

3.4           Valid Issuance of the Shares and Warrant Shares. The Shares being issued and delivered hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and non-assessable. Upon issuance in accordance with this Agreement and the Warrant Certificates, each Warrant Share will be duly authorized and validly issued, fully paid and non-assessable.

3.5           SEC Documents. The Company has furnished or otherwise made available to MHH a true and complete copy of the SEC Filings, including, without limitation, the Company’s Current Reports on Form 8-K (Date of Report: March 5, 2015), and Amendment No. 1 on Form 8-K/A, as filed with the SEC on March 11, and April 16, 2015, respectively, and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2015. As of their respective filing dates, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Filings. Since March 5, 2015, the Company has made no filings with the SEC under the Securities Act.

3.6           Reports under the Securities and Exchange Acts. With a view to making available to MHH and any of its future assigns the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit MHH and any of its future assigns to sell securities of the Company to the public without registration, the Company shall: (a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the date of this Agreement; (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to MHH and any of its future assigns so long as that MHH and any of its future assigns owns any Shares or Warrants, forthwith upon request a written statement by the Company, to the extent accurate, that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, and such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the SEC that permits the selling of any such securities without registration.

3.7           Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement, the Warrant Certificates and the consummation of the transactions contemplated herein, other than for Regulation D and state blue sky filings with respect to the sale of Shares and Warrants which will be made post-closing in accordance with such laws, and therein have been obtained and will be effective as of the Closing Date, provided that this representation and warranty is made in reliance on, and assuming the accuracy of, the representations and warranties of MHH in Section 4 hereof to the extent that the accuracy of such representations and warranties are relevant to the determination of whether any such consent, approval, order or authorization is required.

3.8           No Conflict. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations applicable to the Company or its properties or assets, except in the case of clause (ii) to the extent that such violations and defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its properties and assets.

3.9           Trading Market. The Common Stock is listed on the OTC Markets, QB Tier (“OTCQB”), under the symbol “TYMI”, there are no proceedings pending or, to the Company’s knowledge, threatened to revoke or suspend such listing and the Company has not received any communication from the OTC Markets Group Inc. with respect to any pending or threatened proceeding that would give rise to a delisting from the OTCQB. Further, the Company will use commercially reasonable efforts to list its Common Stock on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE Amex securities exchange (collectively, the “Exchange”) and assist market-makers in developing a market for the Common Stock, within a reasonable time frame after Closing, not to exceed the date that is eighteen (18) months after the Closing Date, provided that the Company complies with the listing requirements of the Exchange. The Company will use commercially reasonable efforts to maintain its listing and/or registration in accordance with the Exchange Act and agrees not to voluntarily withdraw its listing and/or registration under the Exchange Act until the earlier of the date on which either (a) none of the

Purchasers is a stockholder of the Company or a record holder of any Warrants, (b) the Company enters into a merger, stock exchange, consolidation or similar transaction with another entity that results in the holders of Common Stock receiving securities of the surviving entity of such merger, exchange, consolidation or similar transaction which securities are listed on an Exchange or (c) the Company sells all or substantially all of its assets with the intention to thereafter conduct a dissolution of the Company in accordance with applicable law.

3.10         Absence of Litigation. There is no action, suit, proceeding or, to the Company’s knowledge, investigation, pending, or, to the Company’s knowledge, threatened by or before any governmental body against the Company and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a material adverse effect on the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the right of the Company to execute, deliver and perform under same.

3.11         Private Placement. Assuming the accuracy of MHH’s representations and warranties contained herein, the Shares and the Warrants are being offered and will be issued pursuant to an available exemption from registration under the Securities Act.

4.           Representations, Warranties and Covenants of MHH. MHH represents and warrants to the Company as of the Closing Date as follows:

4.1           Authorization. All action on the part of MHH and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered, each of this Agreement will constitute the legal, valid and binding obligation of MHH, enforceable against MHH in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. MHH has all requisite power or corporate power, whichever is applicable, to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.2           Acquisition Entirely for Own Account. MHH is acquiring the Shares hereunder and, upon exercise of a Warrant, will be acquiring the Warrant Share issuable upon such exercise for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act.

4.3           Shares Not Registered. MHH understands that the Shares, Warrants and Warrant Shares have not been registered under the Securities Act or the securities laws of any state, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the Shares, Warrants and Warrant Shares must continue to be held by MHH unless a subsequent disposition thereof is registered under the Securities Act or exempt from such registration. MHH understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. MHH further understands that the Company is under no obligation to register any of the Shares on MHH’s behalf.

4.4           No Conflict. The execution and delivery of this Agreement by MHH and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by MHH (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of MHH or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to MHH or its respective properties or assets.

4.5           Consents. All consents, approvals, orders and authorizations required on the part of MHH in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

4.6           Company Representations and Warranties. No representations or warranties have been made to MHH by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations and warranties of the Company contained herein, and in purchasing the Shares and Warrants MHH is not relying on any representations relating to the Company other than those contained herein or in the Company’s SEC Filings.

4.7           No Recommendation. MHH understands that no federal or state agency has made any findings or determination as to the fairness of the offering or the issuance and receipt of the Shares hereunder (or any part thereof) for public investment, or any recommendation or endorsement of the Shares (or any part thereof).

4.8           Access to Information. MHH has had access to such information regarding the business and finances of the Company and the Shares including, without limitation, the SEC Filings and a draft (subject to completion) of the Confidential Private Placement Memorandum of the Company with respect to the sale of additional shares of Common Stock, the receipt and careful reading of which is hereby acknowledged by MHH, and has been provided the opportunity to discuss with the Company’s management the business, affairs and financial condition of the Company and such other matters with respect to the Company and Shares as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company, including, without limitation, pursuant to a meeting and/or discussions with management of the Company.

4.9           No Insider Trading. MHH will not engage in any transaction with respect to securities of the Company at any time if, at the time of such transaction, the undersigned is aware of any material non-public information relating to the Company or its securities.

4.10         Simultaneous Sale of Securities. MHH acknowledges and agrees that the Company may conduct a securities offering and/or sell Common Stock, securities convertible into Common Stock or other securities simultaneously with, or at a similar time prior to or after, the sale of the Common Stock to MHH under this Agreement (collectively a “Simultaneous Sale”). Any Simultaneous Sale, and the terms of the Simultaneous Sale, shall be determined by the Company in its sole discretion, and may be consummated at prices and amounts that are different from and maybe more advantageous to the purchaser in any such Simultaneous Sale than the price and terms which MHH is purchasing the Shares under this Agreement.

5.            Conditions Precedent.

5.1          Conditions to the Obligation of MHH to Consummate the Closing. The obligation of MHH to consummate the Closing and to acquire and receive the Shares and Warrants being acquired by MHH pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

(a)           The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by MHH that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

(b)           The Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(c)          No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(d)          The acquisition and receipt of the Shares and Warrants by MHH shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby, other than for Regulation D and state blue sky filings with respect to the sale of the Shares, shall have been duly obtained or made and shall be in full force and effect.

(e)           All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to MHH, and MHH shall have received copies (executed or certified, as may be appropriate) of all documents which MHH may have reasonably requested in connection with such transactions.

(f)           The Company shall have delivered to MHH (or MHH’s authorized agent) the Stock Certificate representing the number of Shares and the Warrant Certificate representing the Warrants being acquired by MHH pursuant to this Agreement.

5.2          Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and deliver to MHH the

Shares and Warrants being acquired by MHH pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

(a)           The representations and warranties contained herein of MHH shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of MHH contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

(b)           MHH shall have performed all obligations and conditions herein required to be performed or observed by MHH on or prior to the Closing Date.

(c)           No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(d)           The issuance and receipt of the Shares and Warrants by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby, shall have been duly obtained or made and shall be in full force and effect.

(e)           All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

(f)            The receipt by the Company of the Written Confirmation.

6.           Transfer, Legends.

6.1          Securities Law Transfer Restrictions. MHH shall not sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares, Warrants or Warrant Shares being acquired by MHH hereunder, except pursuant to (i) an effective registration statement under the Securities Act or (ii) an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by MHH of an opinion of counsel reasonably satisfactory to the Company and the Company’s counsel to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares, Warrants or Warrant Shares in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares, Warrants or Warrant Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

6.2           Legends. Each certificate representing any of the Shares or Warrant Shares shall be endorsed with the legend set forth below, and MHH covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Shares or Warrant Shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legend endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

Provided that the holder of Shares qualifies and provides such documentation, representations and warranties as may be reasonably requested by Company, which request shall solely be in order for the Company to comply with applicable law (e.g., representations that such holder is not an affiliate of the Company (and has not been an affiliate within the previous 90 days) and other customary Rule 144 stockholder representations), and at least six months have elapsed since the Closing Date, provided, that if such holder objects to any such Company request, the holder may, in lieu of providing the requested documentation, representations and warranties, provide the Company with an opinion of counsel reasonably acceptable to the Company that the requested documentation, representations and warranties are not necessary, the Company shall, upon the written request of such holder, cause the removal of the legend set forth above and any other restrictive legend from each certificate representing any of such Shares endorsed with the legend and any “stop order” or equivalent restriction with respect to any Shares held in book entry form, upon the return of such certificate(s) from such holder and to issue or cause to be issued the unlegended Shares to the holder through the direct registration system or such other form to allow the holder to cause the shares to be held through the Depository Trust Company. In addition, provided that the holder of Warrants qualifies and provides all documentations, representations and warranties as may be reasonably requested by Company, which request shall solely be in order for the Company to comply with applicable law, provided, that if such holder objects to any such Company request, the holder may, in lieu of providing the requested documentation, representations and warranties, provide the Company with an opinion of counsel reasonably acceptable to the Company that the requested documentation, representations and warranties are not necessary, and at least six months have elapsed after the recorded date of the exercise date of such Warrants, upon the exercise of such Warrants, the Company shall, upon the written request of such holder, cause the removal of the legend set forth above and any other restrictive legend from each certificate representing any of the Warrant Shares endorsed with the legend, upon the return of such certificate(s) from such holder.

7.            Miscellaneous Provisions.

7.1          Public Statements or Releases. MHH shall not make, issue or release any announcement, whether to the public generally or to any of its suppliers or customers, with respect to this Agreement and its contents or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement and its contents or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 7.1 shall prevent MHH from making such public announcements as it may reasonably consider necessary in order to satisfy its legal obligations, but, to the extent not inconsistent with such obligations, MHH shall provide the Company with an opportunity to review and comment on any proposed public announcement before it is made.

7.2          Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

7.3          Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

7.4          Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

7.5          Notices.

(a)           Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(b)           All correspondence to the Company shall be addressed as follows:

 Tyme Technologies, Inc.

 48 Wall Street - Suite 1100

 New York, NY 10005

Attention: Michael Demurjian – Chief Operating Officer

 with a copy to (which copy shall not constitute notice):

 __________________________

 __________________________

 __________________________

(c)           All correspondence to MHH shall be addressed as follows:

 Moritt Hock & Hamroff LLP

 400 Garden City Plaza

 Garden City, NY 11530

 Attn: Keith S. Braun, Esq.

(d)           Any party may change the address to which correspondence to it is to be addressed by notification as provided for herein.

7.6          Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

7.7          Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

7.8          Governing Law. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of Delaware and without regard to any conflicts of laws concepts which concepts, which would apply the substantive law of some other jurisdiction.

7.9          Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York, in each case located in the Borough of Manhattan in the City of New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, in each case located in the Borough of Manhattan in the City of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

7.10         Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

7.11         Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

7.12         Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. MHH may not assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the Company. The Company may not assign its rights or obligations under this Agreement without the prior written consent of MHH. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

7.13         Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

7.14         Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and MHH.

7.15         Counterparts. This Agreement may be executed in a number of counterparts, each of which together, shall for all purposes constitute one Agreement, binding on all of the parties hereto, notwithstanding that all such parties have not signed the same counterpart.

7.16        Waiver of Conflicts. Each party to this Agreement acknowledges that MHH has in the past performed, and may continue to perform, legal services for the Company in matters unrelated to the transactions described in this Agreement. Accordingly, the Company hereby acknowledges that they have had an opportunity to seek outside independent legal counsel and MHH has advised the Company to seek other counsel in connection with the transactions contemplated by this Agreement.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TYME TECHNOLOGIES, INC.

By:	/s/ Steve Hoffman
Name: Steve Hoffman
Title: President

MORITT HOCK & HAMROFF LLP

By:	/s/ Marc Hamroff
Name: Marc Hamroff
Title: Partner

EXHIBIT A

Form of Warrant Certificate

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

No. 2015-______

WARRANT TO PURCHASE COMMON STOCK

OF

TYME TECHNOLOGIES, INC.

This certifies that, for value received, _____________ or [his/her/its] registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from Tyme Technologies, Inc. (the “Company”), in whole or in part __________ fully paid and nonassessable shares (the “Warrant Shares”) of common stock, par value $0.001 per share (“Common Stock”), of the Company, at a purchase price of $5.00 per Warrant Share (the “Exercise Price”). The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is one of a series of warrants issued pursuant to that certain Securities Purchase Agreement between the Company and the purchasers named therein, dated as of December 18, 2015 (the “Purchase Agreement”), and each holder of this Warrant agrees to be bound by the provisions of the Purchase Agreement, including the amendment and waiver provisions set forth in Section 6.4 therein. The Holder is subject to certain restrictions, and entitled to certain rights as set forth in the Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

1.            Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time and from time to time after the date hereof until 5:00 p.m. Eastern Daylight Time on December __, 2025 (the “Exercise Period”), and shall be void thereafter.

2.            Exercise of Warrant. This Warrant may be exercised by the Holder by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check, of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise, in each case, in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within ten Business Days, thereafter. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

3.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

4.            Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5.            Rights of Stockholders. Subject to Sections 8 and 9 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

6.            Transfer of Warrant.

(a)           Transferability of Warrant. The transfer of this Warrant is subject to the terms and conditions applicable to the transfer of the Securities under the Purchase Agreement.

(b)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party (other than an affiliate thereof), and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a

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violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party (other than an affiliate thereof), for investment, and not with a view toward distribution or resale.

(ii)          All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

7.            Reservation of Stock. The Company covenants it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will, in a commercially reasonable manner, take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

8.            Notices.

(a)          Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 9 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)          In case:

(i)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii)          of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

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(iii)         of any voluntary dissolution, liquidation or winding-up of the Company. then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen days prior to the date therein specified.

(c)           All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing if sent to a U.S. address and on the tenth business day following the date of such mailing if sent to an address outside the United States.

9.             Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)           Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 9.

(b)           Split, Subdivision or Combination of Shares. If, after the date of this Warrant, the Company shall subdivide the Common Stock, by split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable upon the exercise of this Warrant shall forthwith be proportionately increased, in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

(c)           Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 9.

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(d)            Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(e)            No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

10.         Miscellaneous.

(a)            This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

(b)            In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c)            This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday and/or United States federally recognized holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. Eastern standard time on the Business Day following such Saturday, Sunday or United States federally recognized holiday.

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IN WITNESS WHEREOF, Tyme Technologies, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized as of the day and year first above written.

COMPANY:

Tyme Technologies, Inc.

By:
Name:
Title:

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NOTICE OF EXERCISE

To: Tyme Technologies, Inc.

(1)            The undersigned hereby elects to purchase ______________ shares of Common Stock of Tyme Technologies, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)            In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party (other than an affiliate thereof), or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)            Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)            Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

(Name)

(Date)	(Signature)

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	Number of Warrant Shares

and does hereby irrevocably constitute and appoint Attorney ______________________ to make such transfer on the books of Tyme Technologies, Inc. maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale. Please issue a new Warrant for the unassigned portion of the attached Warrant in the name of the undersigned.

Dated: __________.

Signature of Holder

Signature of Assignee

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